SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-JP REALTY INC

                    GABELLI SECURITIES, INC.
                                 7/10/02           37,300-           26.1000
                                 7/09/02           37,300            26.0700
                                 7/03/02           37,300-           26.6200
                    GAMCO INVESTORS, INC.
                                 7/10/02           80,000-           26.1000
                                 7/10/02           72,900-           26.1000
                                 7/10/02           33,000-           26.1000
                                 7/09/02           72,900            26.0700
                                 7/03/02           72,900-           26.6200
                    GABELLI ASSOCIATES LTD
                                 7/10/02          372,500-           26.1000
                                 7/09/02          372,500            26.0700
                                 7/03/02          372,500-           26.6200
                    GABELLI FUND, LDC
                                 7/10/02            2,200-           26.1000
                                 7/09/02            2,200            26.0700
                                 7/03/02            2,200-           26.6200
                    GAF II
                                 7/10/02            1,000-           26.1000
                    GABELLI ASSOCIATES FUND
                                 7/10/02          311,200-           26.1000
                                 7/09/02          484,900-           26.0700
                                 7/05/02            3,000-           26.5100
                                 7/03/02          484,900            26.6200


          (1) THE DISPOSITIONS ON 07/10/02 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.